UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  11/16/2004

CECO ENVIRONMENTAL CORP
(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  0-7099

DE	13-2566064
(State or Other Jurisdiction Of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

3120 Forrer Street
Cincinnati, OH 45209
(Address of Principal Executive Offices, Including Zip Code)

(416) 593-6543
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 5.02.    Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

Marshall J. Morris, Chief Financial Officer and Vice President--Finance and Administration of the Company resigned November 16, 2004, effective November 30, 2004, to pursue other opportunities. Phillip DeZwirek, Chairman and CEO of the Company and CFO for approximately 10 years prior to Mr. Morris, will assume the responsibilities of CFO until a new CFO is appointed.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

CECO ENVIRONMENTAL CORP

Date: November 22, 2004.	By:	/s/ Phillip DeZwirek
Phillip DeZwirek
Chief Executive Officer

Exhibit Index

Exhibit No.	Description
EX-99.1	Press Release